Exhibit 99.1

    Boston, Massachusetts

    United States, and

    Sydney, Australia

    December 14, 2016 AEDT

    Investor Relations

    United States:

    Monica Bellevue

    Investor Relations

    +1 (781) 357-3246

GI DYNAMICS, INC. ANNOUNCES COMPLETION OF

A$1.5 MILLION PRIVATE PLACEMENT

AND LAUNCH OF SECURITY PURCHASE PLAN

GI Dynamics®, (ASX:GID) a medical technology company that has developed an innovative device to improve outcomes for patients diagnosed with type 2 diabetes and obesity is pleased to announce that it has received commitments for a private placement of 69,865,000 fully paid CHESS Depositary Interests (CDIs) of the Company (representing 1,397,300 shares of common stock) at an issue price of A$0.022 per CDI to sophisticated and professional investors in Australia and certain other jurisdictions to raise approximately A$1.5 million (Placement). The Company is also pleased to announce it will shortly be offering an opportunity to participate in a Security Purchase Plan (SPP) to Eligible Shareholders with a registered address in Australia or New Zealand to raise up to an additional A$987,910 (see further details below).

The financing was led by significant internal shareholder participation.

GI Dynamics is focused on commercialization in Europe, moving forward as rapidly as possible with a US Investigational Device Exemption (IDE) study with the Food and Drug Administration (FDA), while continuing to operate the Company in a fiscally conservative manner.

Use of proceeds should allow GI Dynamics to continue operating, based on current operating levels, through the 2017 calendar year and allow it time to further solidify its ongoing European commercial and United States development options. The Company will, however, continue to evaluate its financing needs moving forward.

GI Dynamics is also committed to evolving the Board of Directors and bringing on talented new directors with significant executive, medical device development and commercial experience.

“We continue to execute in the rebuilding of GI Dynamics,” said Scott Schorer, president and CEO of GI Dynamics. “That entails a focus on expanding our commercial efforts in Europe and leveraging ongoing work on the reimbursement fronts in the United Kingdom and Germany. In addition, we are very focused on our ongoing dialogue with the FDA with the intent of finding a balanced approach to securing United States regulatory clearance.”

“Our efforts to add talent to the Company will manifest itself in additions to the Board of Directors as well. We continue our dedication to executing our strategy and maximizing shareholder value in a disciplined and accountable manner,” said Schorer.

    Boston, Massachusetts

    United States, and

    Sydney, Australia

    December 14, 2016 AEDT

    Investor Relations

    United States:

    Monica Bellevue

    Investor Relations

    +1 (781) 357-3246

Placement

The CDIs that have been subscribed for under the Placement comprise 69,865,000 CDIs (representing 1,397,300 shares of common stock), which are available for issue under the Company’s 15% placement capacity under ASX Listing Rule 7.1. The Placement CDIs will be issued on or around 20, December 2016 and will rank equally in all respects with CDIs on issue at the date of allotment.

Bell Potter Securities Limited (Bell Potter) acted as the sole lead manager to the Placement. As part of Bell Potter’s remuneration for acting as lead manager it will, if approved by the Company’s shareholders, be granted options to be issued that number of CDI’s that is equal to 5% of the total number of CDIs issued under the Placement and SPP. If shareholders approve their issue, each option will have an exercise price of A$0.04 and may be exercised at any time between their date of issue and the third anniversary of that date. Shareholder approval will be sought for the issue of the options to Bell Potter no later than the next Annual General Meeting of the Company, which is currently scheduled to take place in May 2017.

Security Purchase Plan

GI Dynamics is also pleased to announce the terms of an offer to Eligible Shareholders of the Company with a registered address in Australia or New Zealand (Eligible Shareholders) under a SPP to raise up to a maximum of A$987,910.

Under the SPP, each Eligible Shareholder who held CDIs in the Company at the record date of 7:00 p.m. on 13, December 2016 (Sydney time) will, subject to the terms of the SPP, be entitled to acquire up to approximately A$15,000 of new CDIs, which will rank equally in all respects with the CDIs of the Company on issue at the date of their allotment (SPP CDIs). The SPP CDIs will be offered at an issue price of A$0.022 per CDI, which is the same issue price under the Placement.

If, however, subscriptions under the SPP exceed the maximum, the Company will scale back the number of SPP CDIs to be issued to each Eligible Shareholder in any such manner as it determines. If applications are scaled back, any excess application monies will be refunded without interest. The proceeds of the SPP will be used by the Company for the same purposes as the funds raised under the Placement.

Shareholder approval is not required for the issue of SPP CDIs to Eligible Shareholders. Full details of the SPP will be released to the ASX and mailed to Eligible Shareholders shortly.

Restrictions on resale of securities in the United States

The securities to be offered have not been registered under the Securities Act of 1933, as amended (Act), or any state securities laws, and until so registered may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Act and applicable state securities laws. This

    Boston, Massachusetts

    United States, and

    Sydney, Australia

    December 14, 2016 AEDT

    Investor Relations

    United States:

    Monica Bellevue

    Investor Relations

    +1 (781) 357-3246

announcement is not an offer to sell, nor a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction or an applicable exemption therefrom.

About GI Dynamics

GI Dynamics, Inc. (ASX: GID) is the developer of EndoBarrier®, the first endoscopically delivered device therapy approved for the treatment of type 2 diabetes and obesity. EndoBarrier is approved and commercially available in multiple countries outside the United States. EndoBarrier is not approved for sale in the United States and is limited by federal law to investigational use only in the United States. Founded in 2003, GI Dynamics is headquartered in Boston, Massachusetts. For more information, please visit www.gidynamics.com.

Forward-Looking Statements

This announcement contains forward-looking statements concerning our development and commercialization plans; our potential revenues and revenue growth, costs, excess inventory, profitability, and financial performance; our ability to obtain reimbursement for our products; our clinical trials and associated regulatory submissions and approvals; the number and location of commercial centers offering the EndoBarrier®; and our intellectual-property position. These forward-looking statements are based on the current estimates and expectations of future events by the management of GI Dynamics, Inc. as of the date of this announcement and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those indicated in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with the consequences of terminating the ENDO trial and the possibility that future clinical trials will not be successful or confirm earlier results; risks associated with obtaining funding from third parties; risks relating to the timing and costs of clinical trials, the timing of regulatory submissions, and the timing, receipt, and maintenance of regulatory approvals, the timing and amount of other expenses and the timing and extent of third-party reimbursement; risks associated with commercial product sales, including product performance; competition; risks related to market acceptance of products; intellectual-property risks; risks related to excess inventory; and risks related to assumptions regarding the size of the available market, benefits of our products, product pricing, timing of product launches, future financial results, and other factors, including those described in our filings with the US Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on these forward-looking statements. We do not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

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